                                                                    EXHIBIT 17.2


                                    OFFICERS


                 VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.




NAME                              OFFICE                                      LOCATION
----                              ------                                      --------
Don  G. Powell                    Chairman & Chief Executive Officer          Houston, TX


William R. Molinari               President & Chief Operating                 Oakbrook Terrace, IL
                                  Officer


Ronald A. Nyberg                  Executive Vice President & General          Oakbrook Terrace, IL
                                  Counsel
William R. Rybak                  Executive Vice President & Chief            Oakbrook Terrace, IL
                                  Financial Officer


Robert A. Broman                  Sr. Vice President                          Oakbrook Terrace, IL
Gary R. DeMoss                    Sr. Vice President                          Oakbrook Terrace, IL
Robert J. Froehlich               Sr. Vice President                          Oakbrook Terrace, IL
Keith K. Furlong                  Sr. Vice President                          Oakbrook Terrace, IL
Richard D. Humphrey               Sr. Vice President                          Houston, TX
Scott E. Martin                   Sr. Vice President, Deputy General          Oakbrook Terrace, IL
                                  Counsel & Secretary
Charles G. Millington             Sr. Vice President & Treasurer              Oakbrook Terrace, IL
Robert S. West                    Sr. Vice President                          Oakbrook Terrace, IL
John H. Zimmermann, III           Sr. Vice President                          Oakbrook Terrace, IL


Timothy K. Brown                  1st Vice President                          Laguna Niguel, CA
James S. Fosdick                  1st Vice President                          Oakbrook Terrace, IL
Edward F. Lynch                   1st Vice President                          Oakbrook Terrace, IL
Mark R. McClure                   1st Vice President                          Oakbrook Terrace, IL
Mark T. McGannon                  1st Vice President                          Oakbrook Terrace, IL
James J. Ryan                     1st Vice President                          Oakbrook Terrace, IL
Michael L. Stallard               1st Vice President                          Oakbrook Terrace, IL
David M. Swanson                  1st Vice President                          Oakbrook Terrace, IL


Laurence J. Althoff               Vice President & Controller                 Oakbrook Terrace, IL

James K. Ambrosio                 Vice President                              Massapequa, NY
Patricia A. Bettlach              Vice President                              St. Louis, MO
Carol S. Biegel                   Vice President                              Oakbrook Terrace, IL
Linda Mae Brown                   Vice President                              Oakbrook Terrace, IL
William F. Burke, Jr.             Vice President                              Mendham, NJ
Thomas M. Byron                   Vice President                              Oakbrook Terrace, IL
Glenn M. Cackovic                 Vice President                              Laguna Niguel, CA
Joseph N. Caggiano                Vice President                              New York, NY
Richard J. Charlino               Vice President                              Oakbrook Terrace, IL
Eleanor M. Cloud                  Vice President                              Oakbrook Terrace, IL
Dominick Cogliandro               Vice President & Asst. Treasurer            New York, NY
Suzanne Cummings                  Vice President                              Houston, TX
David B. Dibo                     Vice President                              Oakbrook Terrace, IL
Howard A. Doss                    Vice President                              Tampa, FL
Charles Edward Fisher             Vice President                              Oakbrook Terrace, IL
William J. Fow                    Vice President                              Redding, CT
Erich P. Gerth                    Vice President                              Dallas, TX
John A. Hanhauser                 Vice President                              Philadelphia, PA
Eric J. Hargens                   Vice President                              Orlando, FL
J. Christopher Jackson            Vice President, Assoc. General              Oakbrook Terrace, IL
                                  Counsel & Asst. Secretary
Dana R. Klein                     Vice President                              Oakbrook Terrace, IL
Ann Marie Klingenhagen            Vice President                              Oakbrook Terrace, IL
David R. Kowalski                 Vice President & Director                   Oakbrook Terrace, IL
                                  of Compliance
S. William Lehew III              Vice President                              Charlotte, NC
Robert C. Lodge                   Vice President                              Philadelphia, PA
Walter Lynn                       Vice President                              Flower Mound, TX
Michele L. Manley                 Vice President                              Oakbrook Terrace, IL
Kevin S. Marsh                    Vice President                              Bellevue, WA
Ruth L. McKeel                    Vice President                              Oakbrook Terrace, IL
Ronald E. Pratt                   Vice President                              Marietta, GA
Craig S. Prichard                 Vice President                              Oakbrook Terrace, IL
Walter E. Rein                    Vice President                              Oakbrook Terrace, IL
Michael W. Rohr                   Vice President                              Oakbrook Terrace, IL
James B. Ross                     Vice President                              Oakbrook Terrace, IL
Heather R. Sabo                   Vice President                              Richmond, VA
Colette Saucedo                   Vice President                              Houston, TX
Lisa A. Schomer                   Vice President                              Oakbrook Terrace, IL
Ronald J. Schuster                Vice President                              Tampa, FL
Kimberly M. Spangler              Vice President                              Atlanta, GA
Darren D. Stabler                 Vice President                              Phoenix, AZ
Christopher J. Staniforth         Vice President                              Leawood, KS
William C. Strafford              Vice President                              Granger, IN
James C. Taylor                   Vice President                              Oakbrook Terrace, IL
John F. Tierney                   Vice President                              Oakbrook Terrace, IL
Curtis L. Ulvestad                Vice President                              Red Wing, MN

Jeffrey A. Urbina                 Vice President                              Oakbrook Terrace, IL
Sandra A. Waterworth              Vice President and Assistant                Oakbrook Terrace, IL
                                  Secretary
Steven T. West                    Vice President                              Wayne, PA
Weston B. Wetherell               Vice President, Assoc. General              Oakbrook Terrace, IL
                                  Counsel & Asst. Secretary
James R. Yount                    Vice President                              Seattle, WA
Richard P. Zgonina                Vice President                              Oakbrook Terrace, IL


Eric J. Bridges                   Asst. Vice President                        Oakbrook Terrace, IL
Richard B. Callaghan              Asst. Vice President                        Oakbrook Terrace, IL
Stephen M. Cutka                  Asst. Vice President                        Oakbrook Terrace, IL
Gerald A. Davis                   Asst. Vice President                        Oakbrook Terrace, IL
Jeanette M. Dierkes               Asst. Vice President                        Oakbrook Terrace, IL
Jerome M. Dybzinski               Asst. Vice President                        Oakbrook Terrace, IL
Melissa B. Epstein                Asst. Vice President                        Houston, TX
Robert D. Gorski                  Asst. Vice President                        Oakbrook Terrace, IL
Joseph Hays                       Asst. Vice President                        Philadelphia, PA
Susan J. Hill                     Asst. Vice President                        Oakbrook Terrace, IL
Natalie N. Hurdle                 Asst. Vice President                        New York, NY
Laurie L. Jones                   Asst. Vice President                        Houston, TX
Brian T. Levinson                 Asst. Vice President                        Houston, TX
Peggy E. Moro                     Asst. Vice President                        Oakbrook Terrace, IL
David R. Niemi                    Asst. Vice President                        Oakbrook Terrace, IL
Daniel J. O'Keefe                 Asst. Vice President                        Oakbrook Terrace, IL
Allison Okun                      Asst. Vice President                        Oakbrook Terrace, IL
David B. Partain                  Asst. Vice President                        Oakbrook Terrace, IL
Scott M. Pulkrabek                Asst. Vice President                        Oakbrook Terrace, IL
Christine K. Putong               Asst. Vice President & Asst. Secretary      Oakbrook Terrace, IL
Michael Quinn                     Asst. Vice President                        Oakbrook Terrace, IL
David P. Robbins                  Asst. Vice President                        Oakbrook Terrace, IL
Thomas J. Sauerborn               Asst. Vice President                        New York, NY
Andrew J. Scherer                 Asst. Vice President                        Oakbrook Terrace, IL
Jeffrey C. Shirk                  Asst. Vice President                        Philadelphia, PA
Traci T. Sorensen                 Asst. Vice President                        Oakbrook Terrace, IL
David H. Villarreal               Asst. Vice President                        Oakbrook Terrace, IL
Kathleen M. Wennerstrum           Asst. Vice President                        Oakbrook Terrace, IL
Barbara A. Withers                Asst. Vice President                        Oakbrook Terrace, IL
Melinda K. Yeager                 Asst. Vice President                        Houston, TX


Huey P. Falgout, Jr.              Asst. Secretary                             Houston, TX
Nori L. Gabert                    Asst. Secretary                             Houston, TX
David C. Goodwin                  Asst. Secretary                             Oakbrook Terrace, IL
Gina M. Scumaci                   Asst. Secretary                             Oakbrook Terrace, IL

                                   DIRECTORS





                 VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.





NAME                                     OFFICE                        LOCATION
----                                     ------                        --------
Don G. Powell                            Chairman & CEO                2800 Post Oak Blvd.Houston, TX 77056


William R. Molinari                      President & COO               One Parkview Plaza
                                                                       Oakbrook Terrace, IL 60181


Ronald A. Nyberg                         Executive Vice President      One Parkview Plaza
                                         & General Counsel             Oakbrook Terrace, IL 60181


William R. Rybak                         Executive Vice President      One Parkview Plaza
                                         & CFO                         Oakbrook Terrace, IL 60181